Sun Life Insurance and Annuity Company of New York Service Office: One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (800) 700-6554	SUN LIFE LOGO
Futurity Accumulator II Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we" or "us"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts. The Policy is being offered as an individual policy. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer Account Value among available Investment Options as your investment objectives change; and

access the Policy's Account Value through loans, partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus

August 26, 2003

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period You may return the Policy and receive a refund within 10 days from the date of receipt of the Policy. Premium Payments
-	Generally, you must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.
- -	You choose the amount and timing of subsequent premium payments, within certain limits. You may allocate your net premium payments among the Policy's available Investment Options.
Account Value
Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.
The Policy's Account Value will reflect-
- - - -

the premiums you pay;

the investment performance of the Sub-Accounts you select, and/or the interest credited to the Fixed Account Option;

any loans or partial withdrawals;

the charges we deduct under the Policy.

Accessing the Policy's Account Value
- - -

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 9 years after you purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy's Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Policy if your death benefit option is Option A. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount ("SFA") is the minimum amount of life insurance in the Policy. Supplemental Insurance Amount ("SIA") is the amount of supplemental life insurance you elect.

SIA has separate charges associated with it. At this time, those charges are lower than SFA charges for the same coverage. If SIA is combined with SFA, the same amount of premium paid for the combined coverage as compared to all SFA coverage will generate faster cash value accumulation within the Policy.

At issue, the SFA may have a no-lapse guarantee period as long as 20 years. SIA's no-lapse guarantee period is limited to five years. Also, SIA will terminate at the policy anniversary on which the Insured is Attained Age 100. SFA will continue beyond the policy anniversary Insured is Attained Age 100 provided there is cash value in the Policy on that date.

-	You have a choice of two death benefit options-
-	the SFA plus any SIA; or

-	the sum of the SFA, any SIA and the Account Value of the Policy.
- -	For each option, the death benefit may be greater if necessary to satisfy federal tax laws. After the first Policy Year, you may
- - - -	change your death benefit option; add a SIA, if not elected at issue; decrease the SIA; or increase the SFA and any SIA.>
-	After the fourth Policy Year, you may decrease the SFA to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the variable separate account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years. Surrender charges may also be imposed if surrender occurs in the early Policy Years.

Investment Options
-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.
- -

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

What If Charges and Deductions Exceed Cash Surrender Value?
- - - -

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send you notice and allow you a 61 day Grace Period.

If, within the Grace Period, you do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured's age. For the SFA, the No-Lapse Guarantee Period may not exceed 10 years. For the SIA, the No-Lapse Guarantee Period may not exceed five years.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

Supplemental Benefits
-	You may supplement the Policy with the following riders where available-
- - - -	accelerated benefits accidental death benefit waiver of monthly deductions payment of stipulated amount
-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium	Upon premium receipt	Guaranteed: Current:	7.25% 5.25%
Surrender Charge[1] Minimum and Maximum Charge	Upon policy surrender before the tenth Policy Year and upon surrender of a Policy increase before nine years have elapsed from the increase effective date	(Per $1000 of SFA)
$0.63/$26.84[2]
Representative Owner Charge[3] (For a male, issue age 45, policy year 1.)		$10.50
Transfer Fee	Upon transfers in excess of 12 in a Policy Year	Guaranteed: Current:	$15.00 $0.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA[4] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SFA Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[5] $0.42/$275.71[6]

     Representative Owner Charge[7]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $1.40
Cost of Insurance for SIA[8] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SIA Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[9] $0.42/$280.96[10]

     Representative Owner Charge[11]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $0.83
Mortality and Expense Risk Charge[12]	At the beginning of a Policy Month	(On the assets allocated to the Sub-Accounts)
		Monthly Percentage for Policy Years 1-10: Monthly Percentage for Policy Years 11+:	0.05% 0.0083%
Monthly Expense Charge[13] Minimum and Maximum Charge	At the beginning of a Policy Month

$96.00 per year in all years plus

(Per $1000 of SFA)

$0.36/$8.40 for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the SFA[14]

(Per $1000 of SIA)

		Guaranteed: Current:	$0.36/$8.40 for the first 10 Policy Years following SIA Issuance and for the first 10 Policy Years following the increase in the SIA[15] $0.00
Representative Owner Charge[16] (For a male, issue age 45.)

$96.00 per year in all years plus

(Per $1000 of SFA)

$1.92 for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the SFA

(Per $1000 of SIA)

		Guaranteed: Current:	$1.92 for the first 10 Policy Years following SIA Issuance and for the first 10 Policy Years following the increase in the SIA $0.00
Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	4.0% 3.0%

The next table describes the charges you will pay periodically during the time you own any riders attached to the Policy.
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Accidental Death Benefit)
$0.72/$1.56[17]
Representative Owner Charge (For issue age 45.)		$0.72[18]
Waiver of Monthly Deductions Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Net Amount at Risk)
		$0.14/$2.22[19]
Representative Owner Charge[20] (For issue age 45.)		$0.84
Payment of Stipulated Amount Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $100 of Stipulated Amount21)
		$1.66/$9.50[22]
Representative Owner Charge[23] (For a male, issue age 45, benefit payable to age 70.)		$5.51

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.39%	5.73%

1The surrender charge varies based on the SFA, the length of time the Policy has been in force, the Insured's age and sex. The surrender charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular surrender charge that would apply to you from your sales representative.

2The first number is the minimum surrender charge possible under the Policy. The $0.63 represents the charge for an Insured female, issue age 20, policy year 9. The second number is the maximum surrender charge possible under the Policy. The $26.84 represents the charge for an Insured female, issue age 72, policy year 1.

3A Representative Owner is a male, issue age 45, policy year 1. It is assumed the Owner and the Insured are the same person.

4The current cost of insurance charges vary based on the length of time the Policy has been in force and the Insured's issue age, sex and rating class. The guaranteed cost of insurance charges vary based on the Insured's attained age and sex. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

5The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the charge for an Insured male, current age 99.

6The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $275.71 represents the charge for an Insured male, standard, tobacco, current age 99.

7For the current annual cost of insurance charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual cost of insurance charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

8The current cost of insurance charges vary based on the length of time the SIA has been in force and the Insured's sex, issue age and rating class. The guaranteed cost of insurance charges vary based on the Insured's attained age and sex. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

9The first number is the guaranteed annual minimum cost of insurance charge for the SIA. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum cost of insurance charge for the SIA. The $1000.00 represents the charge for an Insured male, current age 99.

10The first number is the current annual minimum cost of insurance charge for the SIA. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum cost of insurance charge for the SIA. The $280.96 represents the charge for an Insured male, standard, tobacco, current age 99.

[11]A Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. It is assumed the Owner and the Insured are the same person.

12The monthly percentage rate is shown in the table. The annual percentage for policy years 1-10 is 0.60%. The annual percentage for policy years 11+ is 0.10%.

13The monthly expense charge based on $1000 of SFA and $1000 of SIA varies based on individual characteristics, specifically the Insured's age and sex. The monthly expense charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular monthly expense charge that would apply to you from your sales representative.

14The first number is the minimum monthly expense charge per $1000 of SFA possible under the Policy. The $0.36 represents the annual charge for an Insured female, issue age 20. The second number is the maximum monthly expense charge per $1000 of SFA possible under the Policy. The $8.40 represents the annual charge for an Insured male, issue age 75.

15Currently, there is no per $1000 of SIA monthly expense charge imposed. Should a charge be imposed in the future, the minimum and maximum monthly expense charges per $1000 of SIA possible are shown. The $0.36 represents the annual charge for an Insured female, issue age 20. The second number is the maximum monthly expense charge per $1000 of SIA. The $8.40 represents the annual charge for an Insured male, issue age 75.

16A Representative Owner is a male, issue age 45. It is assumed the Owner and the Insured are the same person.

17The first number is the minimum annual charge for the rider. The $0.72 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $1.56 represents the charge for an Insured, issue age 65. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

18A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

19The first number is the minimum annual charge for the rider. The $0.14 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $2.22 represents the charge for an Insured, issue age 55. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

20A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

21To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

22The first number is the minimum annual charge for the rider. The $1.66 represents the charge for an Insured male, issue age 20, benefit payable to age 65. The second number is the maximum annual charge for the rider. The $9.50 represents the charge for an Insured male, issue age 55, benefit payable to age 70. Charges vary based on individual characteristics, specifically the Insured's age, sex and duration of payment option. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

23A Representative Owner is an Insured male, issue age 45, benefit payable to age 70. It is assumed the Owner and the Insured are the same person.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017. Our service and executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We are a direct subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges.

Effective December 31, 2002, Keyport Benefit Life Insurance Company ("Keyport Benefit") merged with and into the Company, with the Company as the surviving entity. Keyport Benefit was an affiliate of the Company. Keyport Benefit was a stock life insurance company organized under the laws of the State of New York in 1987. Keyport Benefit was acquired by Sun Life Financial in November 2001 from Liberty Financial Companies, Inc., a subsidiary of Liberty Mutual Insurance Company of Boston, Massachusetts.

The Variable Account

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account may be used to fund benefits payable under life insurance policies issued by us. We, the Company, are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to us at our Service Office, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Funds currently available are:

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Growth Fund seeks to achieve growth of capital primarily by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. Core Equity Fund seeks to achieve growth of capital.

     AIM V.I. International Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. Premier Equity Fund seeks long-term growth of capital with a secondary objective of current income.

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernstein VP Growth and Income Portfolio seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

     AllianceBernstein VP Technology Portfolio seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks are undervalued by the market.

     VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks of companies with above-average growth potential.

     VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     VIP Overseas Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.)

     Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc.)

     INVESCO VIF Dynamics Fund seeks to achieve growth of capital by investing primarily in common stocks of companies with market capitalizations between $2 billion and $15 billion at the time of purchase.

     INVESCO VIF Small Company Growth Fund seeks to achieve growth of capital by investing primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization)

     Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     Emerging Growth Series will seek long-term growth of capital.

     Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

     High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

     Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     New Discovery Series will seek capital appreciation.

     Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO Real Return Portfolio seeks maximum total return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Scudder VIT Funds (advised by Deutsche Asset Management, Inc.)

     Scudder VIT EAFE® Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (EAFE Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

     Scudder VIT Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Fred Alger Management, Inc. serves as subadviser to the SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund and SCSM Alger Small Capitalization Fund; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Financial Fund and SCSM Davis Venture Value Fund; Neuberger Berman Management, Inc. serves as sub-adviser to SCSM Neuberger Berman Mid Cap Growth Fund and SCSM Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund and SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund.)

     Sun CapitalSM All Cap Fund seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate Fund(R) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Alger Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large capitalization companies.

     SCSM Alger Income & Growth Fund primarily seeks a high level of dividend income and secondarily seeks capital appreciation by investing primarily in dividend paying equity securities.

     SCSM Alger Small Capitalization Fund seeks long-term capital appreciation by investing primarily in U.S. companies with market capitalizations within the range represented by the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

     SCSM Davis Financial Fund seeks growth of capital by investing primarily in the common stock of financial services companies.

     SCSM Davis Venture Value Fund seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.

     SCSM Neuberger Berman Mid Cap Growth Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The Fund's subadviser targets already successful companies that could be even more so.

     SCSM Neuberger Berman Mid Cap Value Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The Fund's subadviser looks for well-managed companies whose stock prices are undervalued.

     SCSM Value Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

     SCSM Value Managed Fund seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

     SCSM Value Mid Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

     SCSM Value Small Cap Fund seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index or Russell Midcap Index.

     SCSM Investors Foundation Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SCSM Select Equity Fund seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, you indirectly bear the fees and expenses of the Funds you select. The table presented earlier shows annual expenses paid by the Funds as a percentage of average net assets.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option. You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

An investment in the Fixed Account Option does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging. You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing. Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions. You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation. One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge. An asset allocation program provides for the allocation of your Account Value among the available investment options. These programs will be fully described in a separate brochure. You may elect to enter into an asset allocation investment program under the terms and conditions described in the brochure.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the "Minimum Specified Face Amount."

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy. The Effective Date of Coverage for the Policy will be the later of-

- -	the Issue Date, or the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to you.

Right of Return Period

If you are not satisfied with the Policy, it may be returned by delivering or mailing it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period").

A Policy returned under this provision will be deemed void. You will receive a refund equal to the sum of all premium payments made.

We will allocate the net premium payments to our general account. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the general account will be transferred to the Investment Options in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy's Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. Additional premium payments may be paid to us subject to the limitations described below.

Premium. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

After the policy anniversary on which the Insured is Attained Age 100, we will not accept any more premium payments for the Policy.

Net Premiums. The net premium is the amount you pay as the premium less the Expense Charges Applied to Premium.

Allocation of Net Premium. Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Investment Option you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Investment Options to which you may allocate your Account Value to not more than 20 Investment Options.

You may change your allocation percentages at any time by telephone or written request to our Service Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we accept receipt of the request for that change.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death. The amount payable will be:

- - - -

the amount of the selected death benefit option, plus

any amounts payable under any supplemental benefit riders added to the Policy, minus the value of any Policy Debt on the date of the Insured's death, minus any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum.

You may select between two death benefit options. You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

- -

the Policy's SFA plus the SIA on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want the death benefit to remain level over time. Option B. Under this option, the death benefit is-
- -

the sum of the SFA, SIA and Account Value of the Policy on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want your death benefit to change with the Policy's Account Value. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy. For example, the death benefit may be less if there is

- - - -	minimum premium funding, poor investment performance of the Sub-Accounts you select, minimum interest credited to the Fixed Account Option, an unpaid loan,
- -	a partial withdrawal and/or maximum charge deductions.

To determine applicable future fees and charges if you change from Option B to Option A, an increase equal to the Policy's Account Value on the effective date of the change will be applied as follows: First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA. Evidence of insurability is not required. To determine applicable future fees and charges, if you change from Option A to Option B, a decrease equal to the Policy's Account Value on the effective date of the change will be applied as follows: First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Policy within certain limits.

Minimum Changes. Each increase in the SFA and SIA must be at least $50,000. We reserve the right to change the minimum amount by which you may change the SFA and SIA.

Increases. After the first policy anniversary, you may request an increase in the SFA and SIA. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

Decreases. The SIA can be decreased after the first policy anniversary. The SFA can be decreased after the fourth policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The SFA after the decrease must be at least $100,000. Surrender charges will apply to decreases in the SFA during the surrender charge period except for decreases in the SFA resulting from a change in the death benefit option or a partial withdrawal.

We will apply a decrease in SFA and any SIA in the following order-
- - - - - -

first, to the most recent increase in SIA;

second, to the next most recent increases in SIA, in reverse chronological order;

third, to the initial SIA;

fourth, to the most recent increase in SFA;

fifth, to the next most recent increases in SFA, in reverse chronological order; and

lastly, to the initial SFA.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. If you surrender the Policy and receive its Cash Surrender Value, you may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

- -	the outstanding balance of any Policy Debt; and any surrender charges.

We will deduct surrender charges from your Account Value if you surrender the Policy or request a decrease in the SFA during the surrender charge period. There are separate surrender charges for the initial SFA and any increase in the SFA you request. The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office.

If you surrender the Policy in the first 9 years or within the first 9 years after an increase in the SFA, we will apply a surrender charge to the initial SFA and to each increase in the SFA, other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial SFA and each increase in the SFA. The surrender charge will be an amount based on certain factors, including the Policy's SFA, the Policy's duration, the Insured's age and the Insured's sex.

The following are examples of surrender charges at representative Issue Ages.
First Year Surrender Charges Per $1,000 of SFA (Non-tobacco Male)
Issue Age 25 $5.23	Issue Age 35 $6.62	Issue Age 45 $10.50
Issue Age 55 $21.00	Issue Age 65 $25.20	Issue Age 75 $24.90
The surrender charge will be calculated based on the surrender charge percentages for the initial SFA and each increase in the SFA, as shown in the table below.
Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
	Issue Age
	20-64	65-69	70-75
1	100.0	100.0	100.0
2	100.0	100.0	100.0
3	100.0	100.0	100.0
4	85.7	80.0	80.0
5	71.4	60.0	40.0
6	57.1	40.0	0.0
7	42.9	20.0	0.0
8	28.6	0.0	0.0
9	14.3	0.0	0.0
10+	0.0	0.0	0.0
A surrender charge will be applied for each decrease in the SFA except for decreases in the SFA resulting from a change in death benefit option or partial withdrawal.

On a decrease in the initial SFA, you will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial SFA. The surrender charge you pay on a decrease that is less than the full amount of an increase in SFA will be calculated on the same basis. Future surrender charges will be reduced by any applicable surrender charges for a decrease in the SFA.

You may allocate any surrender charges resulting from a decrease in the SFA among the Investment Options. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

- -

during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and you make a partial withdrawal, the SFA and any SIA will be decreased by the amount of the partial withdrawal. We will apply the SFA and SIA decrease to the initial SFA and SIA and to each increase in the SFA and SIA in the following order-

- - -

first, to the most recent increase of either SFA or SIA;

second, to the next most recent increases of either SFA or SIA, in reverse chronological order; and

third, to the initial SIA and then to the initial SFA.

Unless you specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt. We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA. We will effect a partial withdrawal at the next close of business on the New York Stock Exchange after we receive your written request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, you may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the no-lapse guarantee period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10 and 3.0% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan. You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We reserve the right to repay any loans from the Fixed Account Option prior to loans from the Variable Account.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Transfer Privileges

The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Policy. Accordingly, such transfers may be subject to special restrictions. Subject, however, to these special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Investment Options.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify you in writing of any such limitations.

Once during each Policy Year, you may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts. You may apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit. There is no charge for this transfer.

During the first 24 months the Policy is in force, you may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts. There is no charge for this transfer.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given date, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is the Unit Value for said Sub-Account under Variable Account I of Sun Life Assurance Company of Canada (U.S.) on October 27, 2003 or such subsequent date approved by the Superintendent of the New York Insurance Department. The Unit Value for any subsequent Valuation Date is equal tothe Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are processed on the date we receive a premium at our Service Office or any acceptable written or telephonic request is received at our Service Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the initial premium.

The Account Value on the Investment Start Date equals:

- -

the net premium received, minus

the monthly deductions due on the policy date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:
- - - - -

the values on the previous Valuation Date, plus

any additional premium we have received, plus or minus

the investment experience of the Investment Options you have selected, minus policy charges and deductions, minus

any partial withdrawals you have made.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-
- - -

the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.
The net investment factor may be greater or less than one. Insufficient Value. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date
- -	the Policy's Cash Surrender Value is equal to or less than zero or the Policy Debt exceeds the Cash Value.

During the no-lapse guarantee period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee). A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy. We may revise the Minimum Monthly Premiums as a result of any of the following changes to a Policy:

- -	change in SFA or SIA during the first ten Policy Years; change in supplemental benefit.

The revised minimum monthly premiums will be effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

The no-lapse guarantee period will be different based on the Insured's age. In no case will it be greater than ten years.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefit riders.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 100.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 5.25%. The maximum charge is guaranteed not to exceed 7.25%.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Sub-Accounts and, unless you direct otherwise, is deducted proportionally from the Account Value of the Investment Options in excess of Policy Debt each month. The Mortality and Expense Risk Charge percentage is 0.60% (.05% monthly) annually for Policy Years 1 through 10 and 0.10% (.0083% monthly) annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the SFA and SIA for the first ten Policy Years following the issuance of the Policy and for the first ten Policy Years following the effective date of each increase in the SFA and SIA, if any, based on the amount of the increase. The Monthly Expense Charge is based on the age and sex of the Insured. Unless you direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. Unless you direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) (2) (3)

is the cost of insurance charge equal to the Monthly Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

is the monthly rider cost for any riders which are a part of the Policy; and

is any additional insurance charge calculated, as specified in the Policy for substandard risk classifications.

The net amount at risk equals:
- -	the death benefit divided by 1.00247; minus your Account Value on the Processing Date prior to assessing the monthly deductions.

The cost of insurance charges described above are determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, the Account Value will first be allocated to the initial SFA and then to the SIA and then to each increase in the SFA or SIA in the order in which the increases were made.

The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

Monthly Cost of Insurance Rates. The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Policy has been in force, the duration of the SIA, the Insured's sex, Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and the Insured's sex, Issue Age and rating class. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Waivers and Reduced Charges

We may reduce or waive the sales load or surrender charge in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges in connection with Policies sold to our affiliates' officers, directors and employees.

We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide you prompt notice of any reduction. Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders are available. There is no charge for the accelerated benefits rider. An additional cost of insurance will be charged for each of the other riders which is in force as a part of the Monthly Cost of Insurance charge. Each rider is subject to certain limitations and termination provisions. For information in addition to that presented below, please ask your financial advisor.

Accelerated Benefits Rider. Under this rider, we will pay you, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill. An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by you, not to exceed the lesser of (a) 75% of the amount of the death benefit or (b) $250,000 (the "Accelerated Amount"), subject to certain adjustments. There is no charge for this rider.

Accidental Death Benefit Rider. Under this rider, we will pay the accidental death benefit specified in the Policy when we receive due proof of the Insured's accidental death and that death occurred while this rider was in force, on or after the Insured's first birthday and within ninety days after the date of the accident. The annual rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Waiver of Monthly Deductions Rider. Under this rider, we will waive the monthly deductions under the Policy retroactive to the date of total disability when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. We must receive written notice and due proof before we will waive the monthly deductions. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Payment of Stipulated Amount Rider. Under this rider, we will make a monthly payment of the "stipulated amount" when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). We must receive written notice and due proof before we will make a payment. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the age and sex of the Insured and the duration of the payment option elected.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and you-
- - -

make a request for reinstatement within three years from the date of termination;

submit satisfactory evidence of insurability to us; and

pay an amount, as determined by us, sufficient to put the Policy in force.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions.

Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:
- -

the New York Stock Exchange is closed (except for normal holiday closings), or the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

We may defer payment from the Fixed Account Option for a period up to six months.
Rights of Owner While the Insured is alive, unless you have assigned any of these rights, you may:
- - - - - - -

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary;

exercise all other rights in the Policy;

increase or decrease the SFA and SIA, subject to the other provisions of the Policy;

change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we will notify you and make any appropriate amendments to the Policy to reflect the substitution.

If you object to a material change in the investment policy of the Sub-Accounts or to a proposed material change which later becomes effective, you may transfer the Account Value in the Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change. No evidence of insurability is required.

Entire Contract. Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application, any attached copies of supplemental applications and any riders and endorsements.

Alteration. Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification-

- - - -

is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex. If the age or sex of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex.

Suicide. If the Insured commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured commits suicide within two years after the effective date of an increase in the SFA or SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in SFA, increase in SIA, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. After the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the SFA or SIA which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy. These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

- -

other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to you and other prospective policyowners. These topics may include:
- - - - - -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is NOT intended as tax advice. We do not make any guarantees about the Policy's tax status. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). We believe that the Policy meets the Section 7702 definition of a life insurance contract, will be treated as a life insurance contract under federal tax laws and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with Section 7702.

Diversification of Investments

Section 817(h) of the Code requires that the Variable Account's investments be "adequately diversified" in accordance with certain Treasury regulations. We believe that the Variable Account will be adequately diversified.

In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. We do not know what standards will be established, if any, in the regulations or rulings which the Treasury has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the owner of a pro-rata share of the assets of the Variable Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

The Policy may not qualify as life insurance after the policy anniversary on which the Insured attains age 100 and may be subject to tax consequences. We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the Policy being in effect after the policy anniversary on which the Insured is Attained Age 100.

Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable under the Policy is excludible from your gross income under the Code.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies.

Distributions. If you surrender the Policy, the amount you will receive as a result will be subject to tax as ordinary income to the extent that amount exceeds the "investment in the contract," which is generally the total of premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:
- - - - -	the exchange of a Policy for a life insurance, endowment or annuity contract; a change in the death benefit option; a change in SFA or SIA; a policy loan; a partial withdrawal;
- - - -	a surrender; a change in the ownership of a Policy; the addition of an accelerated death benefit rider; or an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy Proceeds will depend on your circumstances and those of the named beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether the Policy is considered a "modified endowment contract."

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as "modified endowment contracts" ("MECs"). The Code defines MECs as those Policies issued or materially changed after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the Policy provided for paid-up benefits for seven annual premiums ("seven-pay test"). If you pay more premiums than permitted under the seven-pay test, the policy will be a MEC.

We will monitor the Policy to determine whether additional premium payments would cause the Policy to become a MEC and will take certain steps in an attempt to avoid this result.

Further, if a transaction occurs which decreases the SFA or SIA of the Policy during the first seven Policy Years, we will retest the Policy, as of the date of its purchase, based on the lower face amount to determine compliance with the seven-pay test. Also, if a decrease in SFA or SIA occurs within seven years of a "material change," we will retest the Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

If the Policy becomes a MEC, partial withdrawals, loans and surrenders may incur taxes and tax penalties.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause the Policy to be treated as a MEC.

Distributions under Modified Endowment Contracts. If treated as a MEC, the Policy will be subject to the following tax rules:
- -

First, partial withdrawals are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

Second, policy loans and loans secured by the Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

-

Third, a 10 percent additional income tax is imposed on that portion of any distribution (including distributions upon total surrender and partial withdrawal), policy loan or loan secured by the Policy, that is included in income, except where the distribution or loan is:

- - -

made when you are age 59 1/2 or older;

attributable to your becoming disabled; or

is part of a series of substantially equal periodic payments for the duration of your life (or life expectancy) or for the duration of the longer of your or the beneficiary's life (or life expectancies).

These exceptions may only apply if the Policy is owned by an individual and, generally do not apply if the Policy is owned by a legal entity such as a trust, partnership or corporation.

Distributions under a Policy That Is Not a MEC. If the Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change which reduces benefits under the Policy which are made for purposes of maintaining compliance with Section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

If the Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead treated as your indebtedness.

Finally, if the Policy is not a MEC, distributions (including distributions upon total surrender and partial withdrawal), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy. In addition, if the policyowner is not a natural person, or is a direct or indirect beneficiary under the Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's otherwise allowable interest expense deduction. This rule may not, however, apply if you are such a policyowner engaged in a trade or business and the Policy covers an officer, director, employee or 20 percent owner of your business, within the meaning of Section 264(f)(4). You should consult your tax adviser for further guidance on these issues.

Also, there is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan, as is the case for loan amounts in Policy Years 11 and thereafter. You should consult your tax adviser regarding loan amounts in those Policy Years.

Multiple Policies. All modified endowment contracts issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

Federal Income Tax Withholding. We will withhold and remit to the federal government the amount of any tax due on that portion of a policy distribution which is taxable if we do not have a valid social security number for you, unless you direct us otherwise in writing at or before the time of the distribution. As the policyowner, however, you will be responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions, regardless of whether those amounts are subject to withholding.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the net investment factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the net investment factor. We may take taxes into account when determining the net investment factor in future years, if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Distribution of Policy

The Policy will be sold by licensed insurance agents. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with us and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is our wholly-owned subsidiary and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain variable annuity contracts and other variable life insurance contracts we issue.

Gross first year commissions plus any expense allowance payments we pay on the sale of the Policy may vary with the sales agreement with broker-dealers depending on the particular circumstances, but is not expected to exceed 99% of the target premium, which will vary based on each Insured's age, sex and rating class, plus 8% of any excess premium payments. Gross renewal commissions on actual premium payments will not exceed 8% in Policy Years 2-5, 4% in Policy Years 6-10 and 1% thereafter.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Georges C. Rouhart, FSA, MAAA, Product Officer.

Incorporation of Certain Documents by Reference

The Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC is incorporated by reference in this prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this prospectus.

The Company will furnish, without charge, to each person to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this prospectus). Requests for such document should be directed to the Secretary, Sun Life Insurance and Annuity Company of New York, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 700-6554.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the policy date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

Effective Date of Coverage-Initially, the Investment Start Date; with respect to any increase in the SFA or SIA, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the SFA or SIA, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.

Insured-The person on whose life a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the Minimum Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the policy date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the policy date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Specified Face Amount ("SFA")-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Supplemental Insurance Amount ("SIA")-The amount of supplemental life insurance coverage you request as specified in the Policy. The SIA terminates no later than the Insured's Attained Age 100.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice:
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc
Sun Life Assurance Company of Canada (U.S.)	IFMG of Oklahoma, Inc.
Sun Life Insurance and Annuity Company of New York	IFS Agencies, Inc.
Independence Life and Annuity Company	IFS Agencies of Alabama, Inc.
Keyport Life Insurance Company	IFS Agencies of New Mexico, Inc.
(including the separate accounts of these companies)	IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
Keyport Financial Services Corp.
Liberty Securities Corporation
LSC Insurance Agency of Arizona, Inc.
LSC Insurance Agency of Nevada, Inc.
LSC Insurance Agency of New Mexico, Inc.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-04633
PART B
STATEMENT OF ADDITIONAL INFORMATION
FUTURITY ACCUMULATOR II VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

August 26, 2003

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Accumulator II Variable Universal Life Insurance prospectus, dated August 26, 2003. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
ACCOUNTANTS	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	2
PERFORMANCE DATA	4
FINANCIAL STATEMENTS OF THE COMPANY	6

THE COMPANY AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 122 East 42nd Street, Suite 1900, New York, New York 10017. Our service and executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We are a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)").

Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges.

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

ACCOUNTANTS

The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes two explanatory paragraphs relating to 1) the merger of Sun Life Insurance and Annuity Company of New York with Keyport Benefit Life Insurance Company ("Keyport") on November 1, 2001 described in Note 1; and 2) the combination of financial statements of Sun Life Insurance and Annuity Company of New York (predecessor basis) and Keyport to present Sun Life Insurance and Annuity Company of New York's balance sheet at December 31, 2001), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St., Boston, Massachusetts.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy will be sold by licensed insurance agents. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with us and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is our wholly-owned subsidiary and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain variable annuity contracts and other variable life insurance contracts we issue.

Gross first year commissions plus any expense allowance payments we pay on the sale of the Policy may vary with the sales agreement with broker-dealers depending on the particular circumstances, but is not expected to exceed 99% of the target premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments. Gross renewal commissions on actual premium payments will not exceed 8% in Policy Years 2-5, 4% in Policy Years 6-10 and 1% thereafter.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.

Expense Charges Applied to Premium. We deduct charges from each premium payment for our federal, state and local tax obligations. The current charge is 5.25%. The guaranteed maximum charge is 7.25%.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount (SFA) and Supplemental Insurance Amount (SIA). You must provide satisfactory evidence of each Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of Sun Life Insurance and Annuity Company of New York are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIOS FOR THE PERIOD ENDING: DECEMBER 31, 2002

Each of the following Portfolios may advertise its total return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment, according to the following formula:

                          P(l + T) ^ n = ERV

Where:
P =	a hypothetical initial Purchase Payment of $1,000
T =	average annual total return for the period
n =	number of years
ERV =	redeemable value (as of the end of the period) of a hypothetical $1,000 Purchase Payment made at the beginning of the stated periods (or fractional portion thereof)

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. Performance does not reflect any Policy or Variable Account charges or expenses. Performance would be lower had those charges or expenses been deducted. (Performance of each Sub-Account available as an investment option under the Policy is not available as the Policy has not been in existence for one fiscal year. The performance shown below is that of each Portfolio from said Portfolio's inception date.)

Portfolio	Portfolio Inception Date	Total Return Year-To-Date	Average Annual Return
			1-Year	3-Year	5-Year	10-Year or Life
AIM V.I. Capital Appreciation Fund	5/5/1993	-24.35%	-24.35%	-19.74%	-2.26%	7.32%
AIM V.I. Core Equity Fund	5/2/1994	-15.58%	-15.58%	-17.74%	-0.94%	7.86%
AIM V.I. Growth Fund	5/5/1993	-30.97%	-30.97%	-28.67%	-8.02%	3.80%
AIM V.I. International Growth Fund	5/5/1993	-15.67%	-15.67%	-22.00%	-3.20%	4.26%
AIM V.I. Premier Equity Fund	5/5/1993	-30.26%	-30.26%	-19.56%	-2.19%	7.84%
Alger American Growth Portfolio	1/9/1989	-32.99%	-32.99%	-20.44%	-0.05%	12.06%
Alger American Income & Growth Portfolio	11/15/1988	-31.10%	-31.10%	-16.47%	1.91%	9.44%
Alger American Small Capitalization Portfolio	9/21/1988	-26.22%	-26.22%	-27.66%	-8.90%	8.51%
Alliance VP Growth and Income Portfolio	6/1/1999	-22.26%	-22.26%	-4.01%		-2.88%
Alliance VP Technology Portfolio	9/22/1999	-41.81%	-41.81%	-30.22%		-19.88%
Fidelity VIP Contrafund Portfolio	1/3/1995	-9.42%	-9.42%	-9.53%	3.62%	12.20%
Fidelity VIP Index 500 Portfolio	8/27/1992	-22.32%	-22.32%	-14.80%	-0.89%	9.34%
Fidelity VIP Growth Portfolio	10/9/1986	-30.20%	-30.20%	-20.07%	-0.46%	10.37%
Fidelity VIP Overseas Portfolio	1/28/1987	-20.34%	-20.34%	-20.27%	-4.04%	4.21%
Fidelity VIP Money Market Portfolio	4/1/1982	1.61%	1.61%	3.94%	4.49%	6.31%
Goldman Sachs V.I.T. CORESM U.S. Equity Fund	2/13/1998	-21.89%	-21.89%	-14.64%		-2.44%
INVESCO VIF-Dynamics Fund	8/25/1997	-31.90%	-31.90%	-23.24%	-3.43%	-2.60%
INVESCO VIF-Small Company Growth Fund	8/25/1997	-31.11%	-31.11%	-21.86%	1.19%	0.94%
MFS/Sun Life Capital Appreciation Series	6/12/1985	-32.39%	-32.39%	-23.53%	-5.26%	9.96%
MFS/Sun Life Emerging Growth Series	5/1/1995	-34.15%	-34.15%	-29.63%	-3.88%	5.30%
MFS/Sun Life Government Securities Series	6/12/1985	9.80%	9.80%	9.78%	7.13%	8.22%
MFS/Sun Life High Yield Series	6/12/1985	2.70%	2.70%	-0.86%	0.94%	7.51%
MFS/Sun Life Massachusetts Investors Growth Stock Series	5/6/1998	-28.05%	-28.05%	-20.24%		-3.88%
MFS/Sun Life Massachusetts Investors Trust Series	11/14/1986	-21.22%	-21.22%	-12.73%	-2.48%	9.46%
MFS/Sun Life New Discovery Series	5/6/1998	-33.43%	-33.43%	-14.10%	-	1.64%
MFS/Sun Life Total Return Series	5/11/1988	-5.69%	-5.69%	3.45%	4.93%	10.28%
MFS/Sun Life Utilities Series	11/16/1993	-23.87%	-23.87%	-14.90%	-0.99%	7.39%
PIMCO Emerging Markets Bond Portfolio	9/30/2002	16.65%				16.65%
PIMCO High Yield Portfolio	4/30/1998	-1.19%	-1.19%	0.09%		1.08%
PIMCO Real Return Portfolio	9/30/1999	17.77%	17.77%	13.79%		12.63%
PIMCO Total Return Portfolio	12/31/1997	9.07%	9.07%	9.20%	7.05%	7.05%
Scudder VIT EAFE Equity Index Fund	8/22/1997	-21.83%	-21.83%	-21.28%	-5.52%	-6.36%
Scudder VIT Small Cap Index Fund	8/22/1997	-20.79%	-20.79%	-8.23%	-1.99%	-0.95%
SC Alger Growth Fund	4/1/2002	-28.74%				-28.74%
SC Alger Income & Growth Fund	4/1/2002	-26.20%				-26.20%
SC Alger Small Capitalization Fund	4/1/2002	-23.90%				-23.90%
SC Davis Financial Fund	7/17/2000	-18.45%	-18.45%			-5.77%
SC Davis Venture Value Fund	7/17/2000	-16.24%	-16.24%			-11.61%
SC Blue Chip Mid Cap Fund	9/1/1999	-14.91%	-14.91%	0.95%		8.37%
SC Investors Foundation Fund	9/1/1999	-24.84%	-24.84%	-13.33%		-9.01%
Sun Capital Investment Grade Bond Fund	12/7/1998	5.23%	5.23%	7.41%		5.28%
Sun Capital Real Estate Fund	12/7/1998	4.04%	4.04%	15.43%		9.86%
SC Select Equity Fund	9/1/1999	-27.56%	-27.56%	-18.17%		-10.43%
SC Value Equity Fund	7/17/2000	-27.47%	-27.47%			-8.61%
SC Value Managed Fund	7/17/2000	-21.43%	-21.43%			-6.82%
SC Value Mid Cap Fund	7/17/2000	-5.95%	-5.95%			1.55%
SC Value Small Cap Fund	7/17/2000	-20.61%	-20.61%			2.17%
SC Neuberger Berman Mid Cap Growth Fund	5/1/2001	-29.26%	-29.26%			-24.95%
SC Neuberger Berman Mid Cap Value Fund	5/1/2001	-9.53%	-9.53%			-6.42%
Sun Capital All Cap Fund	5/1/2002	-24.43%				-24.43%
Templeton Foreign Securities Fund	5/1/1992	-18.56%	-18.56%	-12.59%	-2.13%	6.63%
Templeton Growth Securities Fund	3/15/1994	-18.49%	-18.49%	-6.54%	1.46%	6.36%

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Revenues

Premiums and annuity considerations	$ 20,285	$ 19,187	$ 17,810
Net investment income	74,847	21,276	11,821
Net realized investment (losses) gains	(7,265)	361	(3,079)
Fee and other income	11,686	8,142	9,753

Total revenues	99,553	48,966	36,305

Benefits and Expenses

Policyowner benefits	16,428	14,563	13,630
Interest credited	62,830	12,682	5,751
Other operating expenses	16,979	9,477	8,383
Amortization of deferred policy acquisition costs	8,157	5,137	5,844

Total benefits and expenses	104,394	41,859	33,608

(Loss) income before income tax expense	(4,841)	7,107	2,697

Income tax (benefit) expense	(1,710)	2,546	958

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in thousands)
ASSETS	December 31, 2002	December 31, 2001 Restated
Investments
Available-for-sale fixed maturities at fair value (amortized cost of
$1,496,857 and $1,039,792 in 2002 and 2001, respectively)	$ 1,539,156	$ 1,040,063
Mortgage loans	50,921	24,253
Policy loans	270	413
Short-term investments	6,390	17,757

Total investments	1,596,737	1,082,486

Cash and cash equivalents	157,563	59,188
Accrued investment income	19,800	14,713
Deferred policy acquisition costs	46,567	23,248
Deferred federal income taxes	-	11,901
Goodwill	37,788	35,314
Other assets	18,563	10,202
Separate account assets	514,749	665,571

Total assets	$ 2,391,767	$ 1,902,623

LIABILITIES

Future contract and policy benefits	$ 40,510	$ 39,919
Contractholder deposit funds and other policy liabilities	1,431,353	968,800
Deferred federal income taxes	5,525	-
Payable for investments purchased and loaned	73,474	-
Payable to affiliate	28,400	-
Other liabilities and accrued expenses	5,688	5,651
Separate account liabilities	514,749	665,571

Total liabilities	$ 2,099,699	$ 1,679,941

Commitments and contingencies - Note 15

STOCKHOLDERS' EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	$ 2,100	$ 2,100
Additional paid-in capital	239,963	194,963
Accumulated other comprehensive income (loss)	25,316	(2,201)
Retained earnings	24,689	27,820
Total stockholders' equity	$ 292,068	$ 222,682

Total liabilities and stockholders' equity	$ 2,391,767	$ 1,902,623

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31
	2002	2001 Restated	2000

Net (loss) income	$ (3,131)	$ 4,561	$ 1,739
Other comprehensive income (loss)
Net unrealized holding gains (losses) on available-for-sale
securities, net of tax and policyholder amounts	25,664	(2,623)	890
Reclassification adjustments of realized investment (gains)
losses into net income (loss)	1,853	(239)	1,043
Other comprehensive income (loss)	27,517	(2,862)	1,933

Comprehensive income	$ 24,386	$ 1,699	$ 3,672

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDERS' EQUITY

(in thousands)

For the years ended December 31

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholders'
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1999	$ 2,000	$ 29,500	$ (1,272)	$ 26,220	$ 56,448

Net income				1,739	1,739
Other comprehensive income			1,933		1,933
Dividends to stockholder				(4,700)	(4,700)

Balance at December 31, 2000	2,000	29,500
661
				23,259	55,420

Acquisition of Keyport Benefit Life (November 1, 2001)	100	99,463			99,563
Net income				4,561	4,561
Other comprehensive loss			(2,862)		(2,862)
Capital Contribution		66,000			66,000

Balance at December 31, 2001 - Restated	2,100	194,963

(2,201)
				27,820	222,682

Net loss				(3,131)	(3,131)
Other comprehensive income			27,517		27,517
Capital Contribution		45,000			45,000

Balance at December 31, 2002	$ 2,100	$ 239,963	$ 25,316	$ 24,689	$ 292,068

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31

2002

2001 Restated

2000

Cash Flows From Operating Activities:

Net (loss) income

$ (3,131)

$ 4,561

$ 1,739

Adjustments to reconcile net (loss) income to net cash provided by

Operating activities:

Amortization of discount and premiums

11,281

47

7

Depreciation and amortization

209

-

-

Net realized (losses) gains on investments

7,265

(361)

3,079

Interest credited to contractholder deposit funds

62,830

12,682

5,751

Deferred federal income taxes

(6,261)

(26,726)

(1,154)

Changes in assets and liabilities:

Deferred acquisition costs

(26,537)

(477)

3,943

   Intangible assets

(2,474)

-

-

Accrued investment income

(5,087)

72

106

Net change in other assets and liabilities

100,246

11,622

1,208

Future contract and policy benefits

591

2,837

2,698

Net cash provided by operating activities

138,932

4,257

17,377

Cash Flows From Investing Activities:

Sales, maturities and repayments of:

Available-for-sale fixed maturities

995,278

79,710

51,688

Mortgage loans

6,103

7,172

3,177

Purchases of:

Available-for-sale fixed maturities

(1,466,958)

(183,328)

(42,546)

Mortgage loans

(32,770)

(4,630)

(3,809)

Net change in policy loans

143

128

(3)

Net change in short-term investments

11,367

(1,756)

(8,706)

Net cash used in investing activities

(486,837)

(102,704)

(199)

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31

2002

2001 Restated

2000

Cash Flows From Financing Activities:

Deposits to contractholder deposit funds

$ 572,888

$ 85,705

$ 11,301

Withdrawals from contractholder deposit funds

(171,608)

(54,103)

(27,945)

Dividends paid to stockholder

-

-

(4,700)

Capital Contributions

45,000

66,000

-

Net cash provided by (used in) financing activities

446,280

97,602

(21,344)

Net change in cash and cash equivalents

98,375

(845)

(4,166)

Cash and cash equivalents, beginning of year

59,188

7,292

11,458

    Cash acquired from acquisition through  merger of Keyport Benefit Life Insurance Company

-

52,741

-

Cash and cash equivalents, end of year

$ 157,563

$ 59,188

$ 7,292

Supplemental Cash Flow Information

Income taxes paid

$ 3,292

$ 339

$ 701

Supplemental schedule of noncash investing and financing activities:

Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor") and Keyport Benefit Life Insurance Company ("KBL") were merged on December 31, 2002, with Sun NY Predecessor as the surviving company ("SLNY").  As terms of the merger, SLNY issued 4,001 additional shares of common stock in exchange for all the assets and liabilities of KBL.  Total book value of assets acquired and liabilities assumed were $1,869.3 million and $1,652.8 million, respectively, at December 31, 2002.  These financial statements give effect to this transaction as of November 1, 2001.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

On October 9, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, filed an Agreement and Plan of Merger ("Merger Agreement") with the New York State Insurance Department.  On December 31, 2002 at 5:00 p.m., Sun NY Predecessor and KBL completed the merger.  Pursuant to the Merger Agreement, KBL merged with and into Sun NY Predecessor, with Sun NY Predecessor as the surviving company ("SLNY"), and SLNY issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL.  As a result of the additional common stock issuance, SLNY is now a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of SLNY.  SLNY is licensed and authorized to write all the business that was previously being written by KBL and SLNY.  The merger has no effect on the existing rights and benefits of policyholders or contract holders from either company.  Keyport, KBL, Sun Life U.S., Sun NY Predecessor, and SLNY are, and at all times relevant to the merger were, indirectly wholly-owned subsidiaries of Sun Life Assurance Company of Canada ("SLOC"). SLOC is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLNY is engaged in the sale of fixed and variable annuity contracts, group life, stop loss and group health insurance contracts.  These contracts are sold by insurance agents, some of who are registered representatives of national and regional stock brokerage firms and brokers.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2002 (in 000's):

KBL

SLNY

Surviving Entity

Total Revenues

$                    63,265

$               36,288

$          99,553

Total Expenditures

67,158

37,236

104,394

Pretax Loss

(3,893)

(948)

(4,841)

Net Operating Loss

$ (2,733)

$ (398)

$ (3,131)

Total Assets

$ 1,869,278

$ 522,489

$ 2,391,767

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and SFAS  No. 142, "Goodwill and Other Intangible Assets".  Under SFAS No. 141 transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer.  The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of KBL (through the acquisition of Keyport) on October 31, 2001 by Sun Life Financial Services of Canada Inc. ("SLF"), a Canadian holding company and parent of SLOC.  In accordance with SFAS No. 142, effective January 1, 2002, Goodwill is no longer amortized and is instead tested for impairment on an annual basis.  In accordance with SFAS No. 142, SLNY has completed the required impairment tests of goodwill and indefinite-lived intangible assets and concluded that these assets are not impaired.  Goodwill is tested for impairment on an annual basis using the discounted cash flow method.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of November 1, 2001 (in thousands):

 Assets:

   Fixed-maturity securities

 $     809,972

   Accrued investment income

 12,438

 Receivable for investments sold

 2,041

   Goodwill

 35,314

   Deferred taxes

 13,931

   Cash and cash equivalents

 52,741

   Other assets acquired

 998

   Separate account assets

 218,677

           Total assets acquired

 1,146,112

 Liabilities:

   Policy liabilities

 826,124

   Other liabilities

 1,748

   Separate accounts

 218,677

           Total liabilities assumed

 1,046,549

 Net assets acquired

 $      99,563

In 2002, SLNY completed its valuation of certain assets acquired and liabilities assumed.  The revisions increased goodwill by $2.5 million, decreased deferred taxes by $1.9 million, decreased other liabilities by $47,000 and increased investments by $4.5 million.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  The most significant estimates are those used in determining deferred policy acquisition costs ("DAC"), investment allowances and the liabilities for future policyholder benefits.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, SLNY may enter into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  SLNY evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short term bank participations.  All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

SLNY accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity or available-for-sale.  In order for the securities to be classified as held-to-maturity, SLNY must have positive intent and ability to hold the securities to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts.  Securities that do not meet this criteria are classified as available-for-sale.  Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported net of policyholder related amounts and deferred income taxes in a separate component of other comprehensive income.  Fair values for publicly traded securities are obtained from external market quotations.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment, and liquidity characteristics.  SLNY does not engage in trading activities.  All of SLNY's fixed maturity securities are classified as available-for-sale.  All security transactions are recorded on a trade-date basis.

SLNY's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that SLNY is unable to recover all amounts due under the contractual obligations of the security.  In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if SLNY does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale.  Once an impairment charge has been recorded, SLNY then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

Investment income is recognized on an accrual basis.  Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method.  When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis.  Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income.  Interest accruals are resumed on such loans only when they are brought fully current with respect to principle and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgement of management, the loans are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses.  This amortization is reviewed quarterly and adjusted retrospectively by a cumulative charge or credit to current operations when SLNY revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income.  If such costs are determined to be unrecoverable, they are expensed at the time of determination.  Although realization of DAC is not assured, SLNY believes it is more likely than not that all of these costs will be realized.  The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization.  Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Other Assets (continued)

Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Reinsurance receivables from reinsurance ceded are also included in other assets.

Policy liabilities and accruals

Future contract and policy benefits are liabilities for traditional life, health and annuity products.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.  The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency.  The assumptions used are based upon SLNY's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products such as deferred annuities and guaranteed investment contracts.  The liabilities consist of net deposits and interest credited less administrative charges.  The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims.  These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered revenue when due.  Premiums related to group disability insurance are recognized as revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives.  For investment-type contracts, benefits include death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Operating Expenses

Operating expenses primarily represent compensation, general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

For the 2002 tax year, as in prior years, Sun NY Predecessor will participate in the consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.("SLOC U.S. Operations Holdings") and other affiliates.  Similarly for 2002, KBL will continue to be part of Keyport's consolidated federal income tax return.  Effective for the 2003 tax year, SLNY will file its tax return on a stand-alone basis.  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes."  These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

SLNY has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not chargeable with liabilities that arise from any other business of SLNY.  Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities.  Contracts for which funds are invested in separate accounts include individual qualified and non-qualified variable annuity contracts.  Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements.  Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

Reclassification

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2002 presentation.

New Accounting Pronouncements

SLNY adopted SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. SLNY did not use derivative contracts during the years ended December 31, 2002, 2001 and 2000, and therefore adoption had no effect on SLNY's financial position or results of operations.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts."  This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts.  SLNY is in the process of evaluating the provisions of this SOP and its impact to SLNY's financial position and results of operations.

In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45").  FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others.  This interpretation has no impact on SLNY.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities," to improve financial reporting by enterprises involved with variable interest entities.  This interpretation states that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise.  This interpretation has no impact on SLNY because it does not maintain any involvement with variable interest entities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

SLNY has agreements with SLOC, Sun Life U.S. and its affiliates, which provide that SLOC and Sun Life U.S. will furnish to SLNY, as requested, personnel as well as certain investment and administrative services on a cost reimbursement basis.  Expenses under these agreements amounted to approximately $4.4 million, $3.8 million and $3.3 million for the years ended December 31, 2002, 2001 and 2000, respectively. Management believes intercompany expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if SLNY operated on a stand-alone basis.

No dividends were declared or paid during 2002 or 2001.  SLNY declared and paid dividends in the amount of $4.7 million to Sun Life U.S. during 2000.  See Note 14 for dividend restrictions information.

During December 2002, SLNY received $14.9 million of additional capital contributions from Sun Life U.S. and $30.2 million of additional capital contributions from Keyport.

During December 2001, KBL received $66.0 million of additional capital contributions from Keyport.

SLNY had $30.6 million due to related parties at December 31, 2002, and $0.6 million due from related parties as of December 31, 2002.

As more fully described in Note 7, SLNY has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 8, SLNY participates in a pension plan and other post-retirement benefits sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities were as follows (in 000's):

December 31, 2002

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

(Losses)

Value

Available-for-sale fixed maturities:

Non-Corporate Securities

Asset backed and mortgage backed securities

$ 320,944

$ 8,353

$ (2,822)

$ 326,475

Foreign government & agency securities

6,475

434

-

6,909

States & political subdivisions

-

-

-

-

U.S. treasury & agency securities

66,623

1,220

-

67,843

Total Non-Corporate Securities

394,042

10,007

(2,822)

401,227

Corporate Securities

Basic industry

34,613

1,737

(6)

36,344

Capital goods

37,601

2,533

(1)

40,133

Communications

88,324

3,703

(472)

91,555

Consumer cyclical

122,135

6,021

(91)

128,065

Consumer noncyclical

42,335

1,653

(683)

43,305

Energy

65,877

3,553

(346)

69,084

Finance

406,505

17,055

(2,414)

421,146

Industrial other

22,950

1,300

(15)

24,235

Technology

8,457

423

(175)

8,705

Transportation

53,816

2,947

(1,593)

55,170

Utilities

220,202

7,397

(7,412)

220,187

Total Corporate Securities

1,102,815

48,322

(13,208)

1,137,929

Total available-for-sale fixed maturities

$ 1,496,857

$ 58,329

$ (16,030)

$ 1,539,156

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (continued)

December 31, 2001 - Restated

Gross

Gross

Estimated

Amortized

Unrealized

Unrealized

Fair

Cost

Gains

(Losses)

Value

Available-for-sale fixed maturities:

Non-Corporate Securities

Asset backed and mortgage backed securities

$ 260,745

$ 1,034

$ (3,089)

$ 258,690

Foreign government & agency securities

16,366

342

(42)

16,666

States & political subdivisions

-

-

-

-

U.S. treasury & agency securities

33,955

167

(75)

34,047

Total Non-Corporate Securities

311,066

1,543

(3,206)

309,403

Corporate Securities

Basic industry

25,673

1,182

(624)

26,231

Capital goods

22,084

390

(169)

22,305

Communications

94,592

1,207

(935)

94,864

Consumer cyclical

85,968

789

(842)

85,915

Consumer noncyclical

59,312

597

(385)

59,524

Energy

49,696

80

(796)

48,980

Finance

231,105

5,313

(2,316)

234,102

Industrial other

11,698

96

(245)

11,549

Technology

8,023

213

-

8,236

Transportation

37,938

270

(747)

37,461

Utilities

102,637

799

(1,943)

101,493

Total Corporate Securities

728,726

10,936

(9,002)

730,660

Total available-for-sale fixed maturities

$ 1,039,792

$ 12,479

$ (12,208)

$ 1,040,063

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or SLNY may have the right to put or sell the obligations back to the issuers.

December 31, 2002

Amortized Cost

Fair Value

Maturities of available-for-sale fixed securities:

Due in one year or less

$ 97,069

$ 97,959

Due after one year through five years

623,403

643,846

Due after five years through ten years

356,199

369,097

Due after ten years

99,242

101,779

Subtotal

1,175,913

1,212,681

Asset-backed securities

320,944

326,475

Total

$ 1,496,857

$ 1,539,156

Gross gains of $5.6 million, and $3.3 million and gross losses of $8.5 million, and $2.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2002 and 2001, respectively.

Fixed maturities with an amortized cost of approximately $1.0 million and $0.4 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2002, 98% of SLNY's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies.  During 2002, 2001 and 2000 SLNY incurred realized losses totaling $4.6 million, $0.6 million and $1.5 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.  During 2002, $0.2 million of the 2001 losses were recovered and are included in realized gains.  During 2001, $0.6 million of the 2000 losses were recovered and were included in realized gains. SLNY has discontinued the accrual of income on several of its holdings for issuers that are in default.  The termination of accrual accounting on these holdings reduced income by $98,000, $75,000 and $50,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

Mortgage loans

SLNY invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

SLNY monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded.   SLNY had no restructured or impaired mortgage loans at December 31, 2002 and 2001, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

Mortgage loans comprise the following property types and geographic regions in (000's):

December 31,

Property Type:

2002

2001 - Restated

Office building

$ 22,828

$ 6,508

Residential

-

1,060

Retail

11,967

9,865

Industrial/warehouse

11,258

3,600

Other

4,949

3,301

Valuation allowance

(81)

(81)

Total

$ 50,921

$ 24,253

December 31,

Geographic region:

2002

2001 - Restated

Arizona

$ 2,434

$ 2,524

California

5,571

1,550

Delaware

8,944

-

Florida

3,744

1,003

Georgia

-

1,060

Indiana

1,834

1,894

Maryland

3,096

3,301

Michigan

511

549

New York

7,561

2,951

Ohio

1,159

1,217

Pennsylvania

8,830

1,986

Texas

641

668

Utah

1,980

1,538

Virginia

1,160

1,200

Wisconsin

-

1,610

Other

3,537

1,283

Valuation allowance

(81)

(81)

Total

$ 50,921

$ 24,253

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (Continued)

At December 31, 2002, scheduled mortgage loan maturities were as follows (in 000's):

2003

$ -

2004

3,792

2005

2,538

2006

-

2007

18,195

Thereafter

26,396

Total

$ 50,921

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

SLNY has made commitments of mortgage loans on real estate and other loans into the future.  The outstanding commitments for these mortgages amount to $0.7 million and $0.5 million at December 31, 2002 and 2001, respectively.  The fair value of the outstanding commitments is not material to the Company.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following (in 000's):

2002

2001 - Restated

2000

Fixed maturities

$ (2,641)

$ 983

$ (1,611)

Mortgage loans

-

(81)

-

Short-term investments

3

9

-

Write-down of fixed maturities

(4,627)

(550)

(1,468)

Total

$ (7,265)

$ 361

$ (3,079)

5. NET INVESTMENT INCOME

Net investment income consisted of the following (in 000's):

2002

2001 - Restated

2000

Fixed maturities

$ 72,786

$ 19,024

$ 9,490

Mortgage loans

2,640

2,374

2,432

Policy loans

24

33

43

Other

115

41

45

Gross investment income

75,565

21,472

12,010

Less: Investment expenses

718

196

189

Net investment income

$ 74,847

$ 21,276

$ 11,821

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of SLNY's financial instruments at December 31, 2002 and 2001 (in 000's):

December 31, 2002

December 31, 2001 - Restated

Carrying

Estimated

Carrying

Estimated

Amount

Fair Value

Amount

Fair Value

Financial assets:

Cash and cash equivalents

$ 157,563

$157,563

$ 59,188

$ 59,188

Fixed maturities

1,539,156

1,539,156

1,040,063

1,040,063

Mortgages

50,921

56,717

24,253

25,743

Policy loans

270

270

413

413

Short-term investments

6,390

6,390

17,757

17,757

Separate account assets

514,749

514,749

665,571

665,571

Financial liabilities:

Contractholder deposit funds

$ 1,431,353

$ 1,374,908

$ 968,800

$ 917,776

Separate account liabilities

$ 514,749

$ 514,749

$ 665,571

$ 665,571

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost.  The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes.  For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics.  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of SLNY's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

7. REINSURANCE

SLNY has an agreement with SLOC whereby SLOC reinsures the mortality risks of SLNY's group life insurance contracts.  Under this agreement, certain death benefits are reinsured on a yearly renewable term basis.  The agreement provides that SLOC will reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows (in 000's):

For the Years Ended December 31,

2002

2001

2000

Insurance premiums:

Direct

$ 25,900

$ 22,158

$ 21,484

Ceded - Affiliated

4,133

1,842

2,696

Ceded - Non-affiliated

1,482

1,129

978

Net Premiums

$ 20,285

$ 19,187

$ 17,810

Insurance and other individual policy benefits, and claims:

Direct

$ 19,644

$ 19,525

$ 17,903

Ceded - Affiliated

2,858

4,565

3,855

Ceded - Non-affiliated

358

397

418

Net policy benefits and claims

$ 16,428

$ 14,563

$ 13,630

SLNY is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim.  Management believes that any liability from this contingency is unlikely.  However, to limit the possibility of such losses, SLNY periodically evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

8.  RETIREMENT PLANS

PENSION PLAN

SLNY participates in a non-contributory defined benefit pension plan that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under all plans are based on years of service and employees' average compensation. SLNY is allocated a portion of the pension plan expenses.  The allocated expenses were $14,000, $13,000 and $52,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SLNY participates in a 401(K) plan sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible at date of hire.  Under the plan, employer contributions are matched up to a specified amount of the employee's contributions to the plan.  The SLNY portion of this employer contribution was $15,700, $6,200 and $8,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, Sun Life U.S. sponsors a plan that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for SLNY, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.  SLNY is allocated a portion of other post-retirement benefit plans expenses.  The allocated expenses were $11,000, $10,000 and $11,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES

Sun NY Predecessor is included in the consolidated federal income tax return of SLOC U.S. Operations Holdings, and KBL is included as a part of Keyport's consolidated federal income tax return, as previously described in Note 1.  Federal income taxes are calculated as if SLNY was filing a separate federal income tax return.  A summary of the components of federal income tax expense in the statements of income for the years ended December 31, was as follows (in 000's):

2002

2001 - Restated

2000

Federal income tax expense (benefit):

Current

$    (6,258)

$          535

$ 2,112

Deferred

4,548

2,011

(1,154)

Total

$ (1,710)

$ 2,546

$ 958

Federal income taxes attributable to the operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. SLNY's effective rate differs from the federal income tax rate as follows (in 000's):

2002

2001 - Restated

2000

Expected federal income tax expense (benefit)

$ (1,695)

$ 2,550

$ 944

Other

(15)

(4)

14

Federal income tax expense

$ (1,710)

$ 2,546

$ 958

The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of SLNY's deferred tax assets and liabilities as of December 31 was as follows (in 000's):

2002

2001 - Restated

Deferred tax assets:

Investments, net

$ -

$ 1,205

Actuarial liabilities

13,479

9,546

Deferred policy acquisition costs

-

236

Other

492

914

Total deferred tax assets

13,971

11,901

Deferred tax liabilities:

Investments, net

(13,131)

-

Deferred policy acquisition costs

(6,365)

-

Total deferred tax liabilities

(19,496)

-

Net deferred tax assets/(liabilities)

$ (5,525)

$ 11,901

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES (Continued)

SLNY makes payments under certain tax sharing agreements.  Sun NY Predecessor had cash payments to Sun Life U.S. for federal income taxes of approximately $3.3 million and $0.3 million, for the years ended December 31, 2002 and 2001, respectively.  Similarly, KBL had cash payments to Keyport for federal income taxes of approximately $0.6 million and $0 for the years ended December 31, 2002 and 2001, respectively.

SLNY's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits.  Sun NY Predecessor and KBL are currently under audit by the IRS for the years 1998 through 2000 and 1999 through October 31, 2001, respectively.  In SLNY's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on SLNY's financial statements.  However, the amounts of these tax liabilities could be revised in the future if estimates of SLNY's ultimate liability are revised.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

2002

2001

Balance at January 1

$ 23,615

$ 20,574

Less reinsurance recoverable

(6,078)

(5,067)

Net balance at January 1

17,537

15,507

Incurred related to:

Current year

12,062

11,354

Prior years

(1,946)

(786)

Total incurred

10,116

10,568

Paid losses related to:

Current year

(6,660)

(5,446)

Prior years

(3,320)

(3,092)

Total paid

(9,980)

(8,538)

Balance at December 31

24,294

23,615

Less reinsurance recoverable

(6,621)

(6,078)

Net balance at December 31

$ 17,673

$ 17,537

SLNY regularly updates its estimates of liabilities for unpaid claims and claims adjustments expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability line of business.  Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the DAC asset (in 000's):

2002

2001 - Restated

Balance at January 1

$ 23,248

$ 23,799

Acquisition costs deferred

31,994

5,614

Amortized to expense during year

(8,157)

(5,137)

Adjustment for unrealized investment gains

during year

(518)

(1,028)

Balance at December 31

$ 46,567

$ 23,248

12. SEGMENT INFORMATION

SLNY conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities.  Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker.  Net investment income is allocated based on segmented assets by line of business.  SLNY does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets and administers both individual fixed and variable annuity products.

Group Protection

The Group Protection segment markets and administers group life insurance, stop loss insurance, long-term disability and short-term disability products.  These products are sold to employers that provide group benefits for their employees.

Individual Protection

The only Individual products offered are conversions from the group life products.

Corporate

The Corporate segment includes the unallocated capital of SLNY and items not otherwise attributable to the other segments.  Management evaluates the results of the operating segments on an after-tax basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

12. SEGMENT INFORMATION  (Continued)

The following amounts pertain to the various business segments (in 000's):

Year ended December 31, 2002

Wealth

Group

Individual

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 77,917

$ 20,181

$ 422

$ 1,033

$99,553

Total Expenditures

89,093

15,630

350

(679)

104,394

Pretax Income (Loss)

(11,176)

4,551

72

1,712

(4,841)

 Net Operating
Income (Loss)

(7,493)

3,195

51

1,116

(3,131)

Total Assets

$ 2,339,351

$ 34,946

$ 1,282

$ 16,188

$ 2,391,767

Year ended December 31, 2001 - Restated

Total Revenues

$ 27,466

$ 19,407

$ 229

$ 1,864

$ 48,966

Total Expenditures

24,876

15,930

898

155

41,859

Pretax Income (Loss)

2,590

3,477

(669)

1,709

7,107

 Net Operating
Income (Loss)

1,919

2,641

(489)

490

4,561

Total Assets

$ 1,851,291

$ 37,728

$ 1,267

$ 12,337

$ 1,902,623

Year ended December 31, 2000

Total Revenues

$ 20,066

$ 17,194

$ 224

$ (1,179)

$ 36,305

Total Expenditures

18,033

15,350

301

(76)

33,608

Pretax Income (Loss)

2,033

1,844

(77)

(1,103)

2,697

 Net Operating
Income (Loss)

1,307

1,199

(50)

(717)

1,739

Total Assets

$ 711,141

$ 30,514

$ 1,040

$ 10,677

$ 753,372

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

13. REGULATORY FINANCIAL INFORMATION

SLNY is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on an accounting basis prescribed or permitted by the State of New York (statutory basis).  Statutory net income and capital stock and surplus differ from net income and shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

SLNY's statutory surplus and net income (loss) were as follows (in thousands):

Year ended December 31,

2002

2001 - Restated

2000

Statutory surplus and capital

$162,669

$133,305

$ 39,560

Statutory net (loss) income

(16,547)

(13,073)

2,589

Effective January 1, 2001, the  Insurance Department of the State of New York required that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviation prescribed or permitted by the State of New York Superintendent of Insurance.

The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001.  Specifically, paragraphs 5 through 11 and paragraphs 17 through 19 of Statement of Statutory Accounting Principle ("SSAP") No. 10, Income Taxes, were not adopted.  In addition, all requirements related to deferred tax assets and deferred tax liabilities in paragraphs 20 and 21 of SSAP No. 10 were not adopted.  The impact of not applying SSAP No. 10 in its entirety was a decrease in SLNY's statutory surplus of $2.1 million and $1.7 million for the years ended December 31, 2002 and 2001, respectively.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.  As a result of these changes, SLNY reported a change in accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), of $62,400 as of January 1, 2001.  This adjustment is due to the valuation of SLNY's obligation for post-retirement benefits other than pensions on a NAIC basis as of January 1, 2001.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2002, 2001 and 2000

14. DIVIDEND RESTRICTIONS

SLNY's ability to pay dividends is subject to certain restrictions. The State of New York has enacted laws governing the payment of dividends to stockholders by insurers.  These laws affect the dividend paying ability of SLNY.

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent.  No dividends were declared or paid during 2002 and 2001.  Dividends in the amount of $4.7 million were declared and paid during 2000 to Sun Life U.S.  These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies.  Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

Litigation

SLNY is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition of SLNY.

Lease Commitments

SLNY leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years.  As of December 31, 2002, minimum future lease payments under such leases are as follows (in 000's):

2003

274

2004

182

Total

$ 456

Total rental expense for the years ended December 31, 2002, 2001 and 2000 was $1.1 million, $0.5 million and $0.4 million, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the related statements of income, comprehensive income, stockholders' equity and cash flows for each of the three years then ended.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2002 financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, on December 31, 2002, Sun Life Insurance and Annuity Company of New York merged with Keyport Benefit Life Insurance Company.  The Companies became affiliates on November 1, 2001 as a result of the acquisition of Keyport Benefit Life Insurance Company's parent by Sun Life Insurance and Annuity Company of New York's ultimate parent.  The merger of Sun Life Insurance and Annuity Company of New York and Keyport Benefit Life Insurance Company was accounted for at historical cost as required by Statement of Financial Accounting Standards No. 141 "Business Combinations" for transfers of assets among affiliates.  The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 and the related statements of income, stockholders' equity, comprehensive income and cash flows for the year then ended have been restated to give effect to the merger as of November 1, 2001.

The balance sheet of Sun Life Insurance and Annuity Company of New York as of December 31, 2001 presents the combination of the financial statements of Sun Life Insurance and Annuity Company of New York (predecessor basis) and Keyport Benefit Life Insurance Company.  Such individual financial statements were audited before the applicable effects of the changes described in the preceding paragraph.  Our report on the predecessor balance sheet of Sun Life Insurance and Annuity Company of New York expressed an unqualified opinion as to the conformity with accounting principles generally accepted in the United States of America.  The balance sheet of Keyport Benefit Life Insurance Company as of December 31, 2001 was audited by other auditors and their report on the financial statements expressed an adverse opinion as to the conformity with accounting principles generally accepted in the United States of America and an unqualified opinion as to the conformity with statutory accounting principles.  We have audited the adjustments that were applied to restate the 2001 balance sheet of Keyport Benefit Life Insurance Company to reflect the effects of the changes for the adoption of accounting principles generally accepted in the United States of America and the adjustments to give effect to the merger as described in Note 1.  In our opinion, such adjustments are appropriate and have been properly applied.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003